LETTER TO THE SHAREHOLDERS OF THE JPM PIERPONT U.S. SMALL COMPANY FUND

July 7, 1997

Dear Shareholder:

The fiscal year ended May 31, 1997 came close to being a textbook example of volatile U.S. small cap stock behavior. For example, paired with a strengthening economy and U.S. dollar, record supply and demand for initial public offerings (IPOs) enabled small caps to advance sharply at the beginning of the period, only to falter in July amid concerns about tightening by the Federal Reserve and a slowdown in corporate earnings. When such concerns proved essentially groundless, small cap stocks more than recouped their losses through December, only to be sent tumbling, once again, by Federal Reserve Chairman Alan Greenspan's remarks before Congress, which hinted that the market was substantially overvalued. Negative corporate earnings surprises then held sway, in a momentum-driven market, until tightening by the Federal Reserve in March spawned the general perception among market participants that a "soft landing" had indeed been engineered for the U.S. economy. Given this backdrop, small cap stocks rebounded once again, outperforming large cap stocks for the first time in 1997 and ending the fiscal year at an all-time high.

The Fund's investment strategy seeks to add long-term value for shareholders by relying on Morgan's proprietary research in order to identify undervalued small cap stocks. Given the extremes of volatility outlined above, we are pleased to report that Morgan's actively managed, disciplined investment strategy for small cap stocks enabled The JPM Pierpont U.S. Small Company Fund to provide an attractive return of 9.49% for the period under review. We believe that the Fund's adherence to a largely sector neutral approach, rather than making large sector bets, was chiefly responsible for its substantial outperformance of competitors included in the Lipper Small Company Growth Fund Average, which returned only 3.97% for the period.

The small cap market remained focused on short-term corporate earnings rather than long-term fundamentals throughout much of the period under review. In our view, this was a contributing factor to the Fund's relative underperformance of its benchmark, which is the Russell 2500 Index, during the 1997 fiscal year. We feel it is important to note that the Fund's benchmark, which returned 11.84% for the period, is an unmanaged index whose performance does not include fees or operating expenses and which is not available to individual and/or institutional investors.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS. . . . .1   FUND FACTS AND HIGHLIGHTS. . . . . . 6

FUND PERFORMANCE. . . . . . . . . .3   SPECIAL FUND-BASED SERVICES. . . . . 7

PORTFOLIO MANAGER Q&A . . . . . . .4   FINANCIAL STATEMENTS . . . . . . . . 9
--------------------------------------------------------------------------------

The Fund's net asset value declined from $26.20 per share at the beginning of its fiscal year to $26.04 at the end of that period, after making distributions of $0.88 from long-term capital gains, $1.25 from short-term capital gains, and $0.21 from ordinary income. The Fund's net assets increased from $220.9 million on May 31, 1996 to $238.0 million at the end of the period under review. The net assets of The U.S. Small Company Portfolio, in which the Fund invests, totaled approximately $1.07 billion at May 31, 1997.

The report that follows includes an interview with Michael J. Kelly, a member of our portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you going forward. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

\s\ Ramon de Oliveira                    \s\ Keith M. Schappert


Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated

FUND PERFORMANCE


EXAMINING PERFORMANCE
One way to evaluate a mutual fund's historical performance is to look at the growth of a hypothetical investment of $100,000. The chart at right shows the minimum invested in the Fund on May 31, 1987 would have grown to $286,462 at May 31, 1997.
   Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had performed at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years. Total returns for periods of less than one year are not annualized and provide a picture of the fund's short-term performance.

GROWTH OF $100,000 OVER TEN YEARS
MAY 31, 1987 - MAY 31, 1997


                      THE JPM PIERPONT                             LIPPER SMALL
PLOT POINTS          U.S. SMALL COMPANY           RUSSELL         COMPANY GROWTH
                           FUND                  BENCHMARK*        FUND AVERAGE
-------------      ----------------------      ------------       --------------
May-87                     100,000                 100,000            100,000
May-88                      85,749                  89,798             92,386
May-89                     111,785                 110,986            116,154
May-90                     124,073                 111,471            127,147
May-91                     121,716                 120,085            141,021
May-92                     135,593                 135,978            160,732
May-93                     170,050                 162,219            193,647
May-94                     171,987                 174,257            207,348
May-95                     193,114                 197,684            235,138
May-96                     261,639                 265,372            340,363
May-97                     286,462                 296,793            353,684


LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.



PERFORMANCE                                    TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
                                               -------------------        --------------------------------------
                                               THREE       SIX            ONE       THREE     FIVE      TEN
AS OF MAY 31, 1997                             MONTHS      MONTHS         YEAR      YEARS     YEARS     YEARS
------------------------------------------------------------------        --------------------------------------
The JPM Pierpont
 U.S. Small Company Fund                       4.24%       7.46%           9.49%    18.54%    16.14%    11.10%

Russell Benchmark*                             5.58%       8.35%          11.84%    19.42%    16.90%    11.49%

Lipper Small Company
 Growth Fund Average                           5.43%       4.95%           3.97%    18.33%    16.44%    12.70%

AS OF MARCH 31 1997
------------------------------------------------------------------        --------------------------------------
The JPM Pierpont
 U.S. Small Company Fund                       -4.88%      2.21%          8.56%     13.75%    12.36%     9.54%

Russell Benchmark*                             -3.35%      2.03%          8.68%     15.31%    14.05%    10.02%

Lipper Small Company
 Growth Fund Average                           -6.87%     -4.60%          4.72%     13.49%    13.14%    11.14%



*THE RUSSELL BENCHMARK IS COMPRISED OF THE RUSSELL 2000 INDEX PRIOR TO AUGUST 31, 1993 AND THE RUSSELL 2500 INDEX THEREAFTER.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. ALTHOUGH GATHERED FROM RELIABLE SOURCES, DATA ACCURACY AND COMPLETENESS CANNOT BE GUARANTEED. THE JPM PIERPONT U.S. SMALL COMPANY FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE U.S. SMALL COMPANY PORTFOLIO, A SEPARATELY REGISTERED INVESTMENT COMPANY WHICH IS NOT AVAILABLE TO THE PUBLIC BUT ONLY TO OTHER COLLECTIVE INVESTMENT VEHICLES SUCH AS THE FUND.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with MICHAEL J. KELLY, a member of the portfolio management team for The U.S. Small Company Portfolio in which the Fund invests. Prior to joining Morgan in 1985, Michael, a Chartered Financial Analyst and Wharton MBA, held a position at the economic firm of Townsend-Greenspan & Co., Inc. He has served as President of the Machinery Analysts of New York, Vice President of the Electrical Products Group, as a committee member of the AIMR, and as a member of the Money Marketeers of New York. This interview was conducted July 2, 1997 and reflects Michael's views on that date.

SMALL COMPANY STOCKS HAD A SPECTACULAR 34.24% SURGE DURING THE PORTFOLIO'S 1996 FISCAL YEAR, BUT FAILED TO REPEAT THEIR OUTPERFORMANCE OF LARGE COMPANY STOCKS, AS REPRESENTED BY THE S&P 500 INDEX, FOR THE 12 MONTHS ENDED MAY 31, 1997. DOES THIS RECENT SLOWER PACE OF STOCK PRICE GROWTH MAKE SENSE FROM AN HISTORICAL PERSPECTIVE, IN YOUR VIEW, OR HAVE WE UNDERGONE A FUNDAMENTAL CHANGE IN THE SMALL CAP ARENA?

MJK: The Russell 2500 Index ended the Portfolio's 1997 fiscal year on a strongly positive note when it gained 11.84% for the 12-month period. Admittedly, small cap stocks moved forward more sharply during the previous year. If you think back to the twelve months ended May 31, 1996, you may remember that small cap stocks just kept going up and up, basically in a straight line. During the past twelve months, we saw a little more volatility come back into play within the Russell 2500.

The past year produced returns and volatility levels that are far more in line with historical small cap stock behavior. We view this recent market behavior as healthier and more long lasting. Remember that over very long periods, returns on large cap stocks have averaged only 9%-10% per year, with 11%-12% returns for smaller stocks. Nothing about 11.84% is fundamentally different.

STOCKS IN THE RUSSELL 2500 RECOVERED FROM THEIR JULY 1996 SELLOFF TO REACH ALL-TIME HIGHS IN JANUARY OF THIS YEAR. A SUBSEQUENT DOWNTURN, HOWEVER, LED TO THE FIRST NEGATIVE QUARTERLY RETURN FOR THE INDEX SINCE DECEMBER 1994. HOW LARGE A ROLE DO YOU THINK MARKET CONCERNS ABOUT TIGHTENING BY THE FEDERAL RESERVE PLAYED IN THESE EVENTS?

MJK: Uncertainty on this issue was the main driver of market volatility. Generally speaking, any indication the Fed may be serious about tightening money supply will trigger a "flight to safety," during which investors usually favor larger, more stable stocks. Flights to safety can affect stocks of any size but, over the years, small caps have proved especially susceptible. The Portfolio tends to be very high quality, within the small cap arena, and has typically outperformed other small cap managers during such periods.

SHARP BOUNCEBACKS IN APRIL AND MAY SUGGEST TO MANY THAT SMALL CAP STOCKS HAVE NOW TURNED AN IMPORTANT CORNER. IF SO, WHAT FACTORS DO YOU SEE AS KEY TO SUSTAINED FORWARD MOMENTUM?

MJK: The fact that the economy slowed to a sustainable pace so that the Fed didn't have to tighten reassured investors about the longevity of the business expansion. However, before this happened, small cap stocks underperformed large caps by 17% as the economy's longevity was questioned. Now that the environment seems to promise smooth sailing for a while, we expect investors to favor the smaller stocks.

WHY DO YOU THINK THE PORTFOLIO STRONGLY OUTPERFORMED ITS COMPETITORS DURING THE PAST YEAR?

MJK: One phenomenon that we've observed during the past twelve months is the market's switch from favoring growth to value stocks. Concerns about the economy seem to drive investors toward value stocks, which generally offer less volatility in the small cap area. The tougher the environment gets, the better we expect the Portfolio to perform relative to other small cap funds.

WHICH STOCK SELECTIONS WERE KEY TO PORTFOLIO RETURNS?

MJK: One stock that has been phenomenal for the Portfolio is DEKALB GENETICS, a producer of agricultural seeds in the basic industry sector, which advanced more than 150% for the period. Our analyst, Jim Brown, brought this stock to our attention. Dekalb's seed has demonstrably better yields and should gain very meaningful market share for years to come.

In the service sector, CONSOLIDATED GRAPHICS, rose 162% for the period. As the nation's fastest-growing printing company, investors were impressed with Consolidated's long-term growth potential after several pivotal acquisitions were completed ahead of schedule.

We're also very proud of the results that were obtained from our drug stock selections during the past fiscal year. Among these, the platform bio-tech companies INCYTE PHARMACEUTICALS and TRIPOS, INC. were especially successful (advancing 91% and 128%, respectively). Rather than trying to find our way among the "one-drug wonders" typically found in this sector, "platform bio-tech" is now one of the Portfolio's major investment themes. These companies provide their biotech skills as outsourcing to major drug concerns, and we believe they represent a key trend in an ever-changing industry.

WHERE DID THE PORTFOLIO LAG?

MJK: In media, our position in PAGING NETWORK limited overall returns. Paging Network continues to struggle with overcapacity in core paging as well as difficulties surrounding the company's VoiceNow product rollout.

In energy, INPUT/OUTPUT, Inc. declined -56% in what could be seen as a classic example of Wall Street's unforgiving attitude toward small earnings disappointments. The company is the technological leader in seismic graphing equipment, which is key in oil exploration, and had managed to meet or exceed analysts' earnings expectations for 28 consecutive quarters. A delay in the launch of one of the company's new products, which vastly expands their addressable market into oil production as well, led to a slight earnings shortfall. This triggered a disproportionately large decline in its share price. Since the company's fundamentals remain stronger than ever, we have used this price weakness to buy more shares at even lower prices.

FUND FACTS


INVESTMENT OBJECTIVE The JPM Pierpont U.S. Small Company Fund seeks to provide a high total return from a portfolio of equity securities of small companies. The Fund seeks to outperform the Russell 2500 Index. It is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.


-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
6/27/85
-------------------------------------------------------------------------------
NET ASSETS AS OF 5/31/97
$237,984,653
-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATES
8/15/97 AND 12/24/97


EXPENSE RATIO
The Fund's current annualized expense ratio of 0.90% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]
-FINANCE  20.2%
-TECHNOLOGY  16.0%
-CONSUMER GOODS  15.9%
-INDUSTRIAL  12.2%
-BASIC INDUSTRIES  9.5%
-HEALTH CARE  7.6%
-ENERGY  6.1%
-UTILITIES  5.6%
-SHORT TERM INVESTMENTS  4.9%
-TRANSPORTATION  2.0%

LARGEST EQUITY HOLDINGS                % OF TOTAL INVESTMENTS
-------------------------------------------------------------

DEKALB GENETICS CORP.                            1.8%
  (BASIC INDUSTRIES/AGRICULTURE)
CAPITAL RE CORP. (FINANCE/INSURANCE)             1.6%
ROHR INDUSTRIES, INC.                            1.3%
  (TECHNOLOGY/AEROSPACE)
GENERAL CHEMICAL GROUP, INC.                     1.2%
  (BASIC INDUSTRIES/CHEMICALS)
COMMERCIAL METALS CO.                            1.0%
  (BASIC INDUSTRIES/METALS & MINING)
INPUT/OUTPUT, INC. (ENERGY/OIL SERVICES)         1.0%
FINANCIAL SECURITY ASSOCIATION HOLDINGS LTD.     0.9%
  (FINANCE/INSURANCE)
W.R. BERKLEY CORP. (FINANCE/INSURANCE)           0.9%
VALERO ENERGY CORP.                              0.8%
  (ENERGY/OIL PRODUCTION)
MODINE MANUFACTURING CO.                         0.8%
  (INDUSTRIAL PRODUCTS & SERVICES/
   CAPITAL GOODS)

SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

-create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

-make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

-make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH
Keogh plans provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF THE JPM PIERPONT U.S. SMALL COMPANY FUND (THE "FUND"). SIGNATURE BROKER-DEALER SERVICES, INC. SERVED AS THE FUND'S DISTRIBUTOR PRIOR TO AUGUST 1, 1996.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees, assume reinvestment of income, and reflect the reimbursement of certain Fund expenses as described in the Prospectus. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The U.S. Small Company Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

THE JPM PIERPONT U.S. SMALL COMPANY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Small Company Portfolio
  ("Portfolio"), at value                          $238,534,654
Receivable for Shares of Beneficial Interest Sold        98,586
Receivable for Expense Reimbursements                    26,392
Prepaid Trustees' Fees                                      576
Prepaid Expenses and Other Assets                         9,133
                                                   ------------
    Total Assets                                    238,669,341
                                                   ------------

LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              601,956
Shareholder Servicing Fee Payable                        48,193
Administrative Services Fee Payable                       6,058
Administration Fee Payable                                1,270
Fund Services Fee Payable                                   150
Accrued Expenses                                         27,061
                                                   ------------
    Total Liabilities                                   684,688
                                                   ------------
NET ASSETS
Applicable to 9,139,838 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $237,984,653
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $26.04
                                                          -----
                                                          -----

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $187,526,994
Undistributed Net Investment Income                     593,141
Accumulated Net Realized Gain on Investment          18,766,016
Net Unrealized Appreciation of Investment            31,098,502
                                                   ------------
    Net Assets                                     $237,984,653
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. SMALL COMPANY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $15,505)                                  $ 2,898,405
Allocated Interest Income                                          575,639
Allocated Portfolio Expenses                                    (1,473,363)
                                                               -----------
    Net Investment Income Allocated from
      Portfolio                                                  2,000,681

FUND EXPENSES
Shareholder Servicing Fee                          $ 540,244
Administrative Services Fee                           65,674
Transfer Agent Fees                                   55,269
Printing Expenses                                     43,799
Professional Fees                                     14,880
Registration Fees                                     14,734
Administration Fee                                    10,655
Fund Services Fee                                      7,545
Trustees' Fees and Expenses                            3,995
Insurance Expense                                      1,259
Miscellaneous                                          2,235
                                                   ---------
    Total Fund Expenses                              760,289
Less: Reimbursement of Expenses                     (288,871)
                                                   ---------

NET FUND EXPENSES                                                  471,418
                                                               -----------
NET INVESTMENT INCOME                                            1,529,263

NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     23,593,741

NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                           (5,712,579)
                                                               -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $19,410,425
                                                               -----------
                                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. SMALL COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1997     MAY 31, 1996
                                                   --------------   --------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $    1,529,263   $    2,137,623
Net Realized Gain on Investment Allocated from
  Portfolio                                            23,593,741       22,354,926
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                            (5,712,579)      35,212,960
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                       19,410,425       59,705,509
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (1,768,257)      (2,044,538)
Net Realized Gain                                     (17,935,633)     (22,173,858)
                                                   --------------   --------------
    Total Distributions to Shareholders               (19,703,890)     (24,218,396)
                                                   --------------   --------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       48,736,722       33,420,888
Reinvestment of Dividends and Distributions            13,651,883       20,016,496
Cost of Shares of Beneficial Interest Redeemed        (45,027,029)     (47,138,171)
                                                   --------------   --------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                              17,361,576        6,299,213
                                                   --------------   --------------
    Total Increase in Net Assets                       17,068,111       41,786,326

NET ASSETS
Beginning of Fiscal Year                              220,916,542      179,130,216
                                                   --------------   --------------
End of Fiscal Year (including undistributed net
  investment income of $593,141 and $901,999,
  respectively)                                    $  237,984,653   $  220,916,542
                                                   --------------   --------------
                                                   --------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                            FOR THE FISCAL YEAR ENDED MAY 31,
                                                   ----------------------------------------------------
                                                     1997       1996       1995       1994       1993
                                                   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                 $  26.20   $  22.02   $  21.40   $  25.12   $  20.03
                                                   --------   --------   --------   --------   --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                           0.18       0.26       0.22       0.20      (0.01)
Net Realized and Unrealized Gain on Investment         2.00       6.96       2.13       0.19       5.10
                                                   --------   --------   --------   --------   --------
Total from Investment Operations                       2.18       7.22       2.35       0.39       5.09
                                                   --------   --------   --------   --------   --------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.21)     (0.26)     (0.21)     (0.09)        --
Net Realized Gain                                     (2.13)     (2.78)     (1.52)     (4.02)        --
                                                   --------   --------   --------   --------   --------
Total Distributions to Shareholders                   (2.34)     (3.04)     (1.73)     (4.11)        --
                                                   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF YEAR                       $  26.04   $  26.20   $  22.02   $  21.40   $  25.12
                                                   --------   --------   --------   --------   --------
                                                   --------   --------   --------   --------   --------
Total Return                                           9.49%     35.48%     12.28%      1.14%     25.41%
                                                   --------   --------   --------   --------   --------
                                                   --------   --------   --------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)             $237,985   $220,917   $179,130   $204,445   $186,887
Ratios to Average Net Assets
  Expenses                                             0.90%      0.90%      0.90%      0.90%      0.90%
  Net Investment Income (Loss)                         0.71%      1.10%      1.02%      0.75%     (0.06)%
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                              0.13%      0.13%      0.22%      0.20%      0.05%
  Portfolio Turnover                                     --         --         --         14%*       50%

------------------------
* 1994 Portfolio Turnover reflects the period June 1, 1993 to July 18, 1993. After July 18, 1993, all the Fund's investable assets were invested in The U.S. Small Company Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Pierpont U.S. Small Company Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund, prior to its tax-free reorganization on July 18, 1993 to a series of the Trust, operated as a stand-alone mutual fund. Costs related to the reorganization were borne by Morgan Guaranty Trust Company of New York ("Morgan"). This report includes periods which preceded the Fund's reorganization and reflects the operations of the predecessor entity. Prior to May 12, 1997, the Fund's name was The JPM Pierpont Capital Appreciation Fund.

The Fund invests all of its investable assets in The U.S. Small Company Portfolio (the "Portfolio"), a no load, diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (22% at May 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements prepared in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Substantially all the Fund's net investment income is declared and paid as dividends semi-annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

    d)The Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

    e)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

THE JPM PIERPONT U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

    f)The Fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of May 31, 1997, was to decrease the accumulated net realized gain on investment by $56, decrease undistributed net investment income by $69,864 and increase paid-in-capital by $69,920. The adjustments are primarily attributable to tax treatment of partnership allocations of capital gains and losses. Net investment income, net realized gain and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as administrator and distributor. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Fund, furnished office space and facilities required for conducting the business of the Fund and paid the compensation of the Trust's officers affiliated with Signature. The agreement provided for a fee to be paid to Signature equal to the Fund's proportionate share of a complex-wide charge based on the following annual schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which series of the Trust, The JPM Institutional Funds or The JPM Advisor Funds invest and 0.01% on the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Fund was determined by the proportionate share its net assets bore to the total net assets of the Trust, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period from June 1, 1996 to July 31, 1996, Signature's fees for those services amounted to $4,383. The Administration Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996, certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker-dealer, and by Morgan. FDI also serves as the Fund's distributor. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Institutional Funds, The JPM Advisor Funds, the Master Portfolios, JPM Series Trust and JPM Series Trust II. For the period from August 1, 1996 to May 31, 1997, the fee for these services amounted to $6,272.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds were no longer included in the calculation of the allocation of FDI's fees.

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996, this charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule:
      0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion.

THE JPM PIERPONT U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------
      The portion of this charge paid by the Fund was determined by the proportionate share that its net assets bore to the net assets of the Trust, the Master Portfolios and other investors in the Master Portfolios for which Morgan provided similar services. For the period from June 1, 1996 to July 31, 1996, the fee for these services amounted to $8,448.

      Effective August 1, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, The JPM Institutional Funds, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period from August 1, 1996 to May 31, 1997, the fee for these services amounted to $57,226.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 0.90% of the average daily net assets of the Fund through September 30, 1997. For the fiscal year ended May 31, 1997, Morgan has agreed to reimburse the Fund $288,871 for expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. For the fiscal year ended May 31, 1997, the fee for these services amounted to $540,244.

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $7,545 for the fiscal year ended May 31, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The Trust, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Trust's Chairman and Chief

THE JPM PIERPONT U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------
      Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,500.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1997     MAY 31, 1996
                                                   --------------   --------------
Shares of beneficial interest sold...............  $    1,965,537   $    1,414,478
Reinvestment of dividends and distributions......         579,843          884,791
Shares of beneficial interest redeemed...........      (1,836,933)      (2,004,592)
                                                   --------------   --------------
Net Increase.....................................  $      708,447   $      294,677
                                                   --------------   --------------
                                                   --------------   --------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Pierpont U.S. Small Company Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Pierpont U.S. Small Company Fund (one of the series constituting part of The JPM Pierpont Funds, hereafter referred to as the "Fund") at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. The financial highlights for the period ended May 31, 1993 was audited by other independent accountants whose report dated June 24, 1993 expressed an unqualified opinion thereon.

PRICE WATERHOUSE LLP
New York, New York
July 21, 1997

The U.S. Small Company Portfolio

Annual Report May 31, 1997

(The following pages should be read in conjunction with The JPM Pierpont U.S. Small Company Fund
Annual Financial Statements)

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
COMMON STOCKS (95.6%)
BASIC INDUSTRIES (9.5%)
AGRICULTURE (1.8%)
Dekalb Genetics Corp. - Class B..................       270,500   $    19,120,969
                                                                  ---------------

CHEMICALS (3.0%)
Albemarle Corp...................................       417,000         7,818,750
Crompton & Knowles Corp..........................       244,600         5,717,525
General Chemical Group, Inc......................       506,100        12,525,975
Landec Corp.+....................................        37,900           201,344
Minerals Technologies, Inc.......................        45,200         1,785,400
OM Group, Inc....................................        29,450           927,675
RPM, Inc. Ohio...................................       182,900         3,463,669
                                                                  ---------------
                                                                       32,440,338
                                                                  ---------------
FOREST PRODUCTS & PAPER (1.6%)
American Pad & Paper Co.+........................       238,400         4,410,400
Caraustar Industries, Inc........................       120,700         3,470,125
Glatfelter (P.H.) Co.............................       180,900         3,165,750
Temple-Inland, Inc...............................        75,600         4,573,800
Universal Forest Products, Inc...................       103,400         1,415,287
                                                                  ---------------
                                                                       17,035,362
                                                                  ---------------

METALS & MINING (3.1%)
AK Steel Holding Corp............................        44,800         1,741,600
Allegheny Teledyne, Inc..........................       158,900         4,091,675
Bethlehem Steel Corp.+...........................       459,600         4,596,000
Commercial Metals Co.............................       370,700        10,981,987
Oregon Steel Mills, Inc..........................        55,000         1,031,250
Schnitzer Steel Industries, Inc. - Class A.......       179,900         4,632,425
Steel Technologies, Inc..........................       488,800         5,101,850
UCAR International, Inc.+........................        24,500         1,176,000
                                                                  ---------------
                                                                       33,352,787
                                                                  ---------------
  TOTAL BASIC INDUSTRIES.........................                     101,949,456
                                                                  ---------------
CONSUMER GOODS & SERVICES (16.1%)
AUTOMOTIVE (1.6%)
Amcast Industrial Corp...........................       109,300         2,677,850
Borg-Warner Automotive, Inc......................        55,200         2,691,000
Circuit City Stores, Inc. - CarMax Group+........        30,900           448,050
Excel Industries, Inc............................       103,500         1,875,937

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------

AUTOMOTIVE (CONTINUED)

Lear Corp.+......................................       178,000   $     6,808,500
Simpson Industries, Inc..........................       215,300         2,193,369
                                                                  ---------------
                                                                       16,694,706
                                                                  ---------------

BROADCASTING & PUBLISHING (0.5%)
Banta Corp.......................................        77,800         2,149,225
Digital Generation Systems, Inc.+................        48,100           228,475
Heritage Media Corp. - Class A+..................        88,700         1,618,775
K-III Communications Corp.+......................       117,200         1,303,850
                                                                  ---------------
                                                                        5,300,325
                                                                  ---------------

CONSTRUCTION & HOUSING (0.7%)
D.R. Horton, Inc.+...............................       746,800         7,187,950
                                                                  ---------------

ENTERTAINMENT, LEISURE & MEDIA (2.3%)
Boyd Gaming Corp.+...............................       258,600         1,519,275
Education Management Corp.+......................        43,600         1,057,300
Grand Casinos, Inc.+.............................       198,100         2,550,537
Imax Corp.+......................................       264,100         5,744,175
International Game Technology....................       377,700         6,704,175
Outdoor Systems, Inc.+...........................        68,600         2,268,087
Steiner Leisure Ltd.+............................        74,000         2,099,750
WMS Industries, Inc.+............................       136,200         2,826,150
                                                                  ---------------
                                                                       24,769,449
                                                                  ---------------

FOOD, BEVERAGES & TOBACCO (0.6%)
Dreyer's Grand Ice Cream, Inc....................        22,500           838,125
Eskimo Pie Corp..................................        19,300           237,631
Morningstar Group, Inc...........................        76,100         2,002,381
Savannah Foods & Industries, Inc.................        85,200         1,331,250
Universal Foods Corp.............................        52,900         1,897,787
                                                                  ---------------
                                                                        6,307,174
                                                                  ---------------

HEALTH & PERSONAL CARE (0.1%)
Twinlab Corp.+...................................        40,900           593,050
                                                                  ---------------

HOUSEHOLD APPLIANCES FURNISHINGS (0.7%)
Aaron Rents, Inc. - Class B......................       148,200         1,750,612
Bush Industries, Inc. - Class A..................       162,200         3,649,500
LADD Furniture, Inc..............................        35,100           460,687

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
HOUSEHOLD APPLIANCES FURNISHINGS (CONTINUED)
Royal Appliance Manufacturing Co.+...............        49,700   $       354,112
Shaw Industries, Inc.............................        51,000           637,500
Stanley Furniture Co., Inc.......................        34,500           608,062
                                                                  ---------------
                                                                        7,460,473
                                                                  ---------------

HOUSEHOLD PRODUCTS (1.3%)
Bush Boake Allen, Inc.+..........................        96,200         2,801,825
Department 56, Inc.+.............................       239,400         5,057,325
Safety 1st, Inc.+................................       244,100         1,601,906
Tupperware Corp..................................       132,000         4,785,000
                                                                  ---------------
                                                                       14,246,056
                                                                  ---------------

PERSONAL CARE (0.1%)
French Fragrances, Inc.+.........................       125,300         1,112,037
                                                                  ---------------
RESTAURANTS & HOTELS (1.9%)
Candlewood Hotel Company, Inc.+..................       148,700         1,273,244
Extended Stay America, Inc.+.....................       147,100         2,022,625
La Quinta Inns, Inc..............................       135,000         3,105,000
Outback Steakhouse, Inc.+........................       223,400         5,166,125
Papa John's International, Inc.+.................       107,100         3,413,812
Wendy's International, Inc.+.....................        96,400         2,253,350
WHG Resorts & Casinos Inc.+......................        34,575           363,037
Wyndham Hotel Corp.+.............................        79,100         2,185,137
                                                                  ---------------
                                                                       19,782,330
                                                                  ---------------
RETAIL (5.9%)
AutoZone, Inc.+..................................       205,900         4,812,912
Catherines Stores Corp.+.........................       143,800           620,137
Charming Shoppes, Inc............................       359,000         1,895,969
Circuit City Stores, Inc.........................       117,500         4,641,250
CompUSA, Inc.+...................................       157,300         3,657,225
Corporate Express, Inc.+.........................       619,900         8,601,112
Delia's, Inc.+...................................        12,100           275,275
Duckwall-Alto Stores, Inc.+......................        82,200         1,017,225
Garden Ridge Corp.+..............................       426,200         5,220,950
Gymboree Corp.+..................................        77,700         1,932,787
Hannaford Brothers Co............................       164,300         5,729,962
Lazare Kaplan International, Inc.+...............        73,000         1,186,250
Linens 'N Things, Inc.+..........................        96,900         2,507,287
Lithia Motors, Inc. - Class A+...................        75,900           901,312
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------

RETAIL (CONTINUED)

Nine West Group, Inc.+...........................       126,400   $     4,866,400
One Price Clothing Stores, Inc.+.................       351,500         1,493,875
Pacific Sunwear of California+...................        35,500         1,291,312
Party City Corp.+................................       108,900         1,572,244
Penn Traffic Co.+................................       162,300         1,196,962
Ross Stores, Inc.................................        23,800           676,812
Stage Stores, Inc.+..............................        69,200         1,405,625
Talbots, Inc.....................................       143,000         3,753,750
Urban Outfitters, Inc.+..........................       251,100         4,048,987
                                                                  ---------------
                                                                       63,305,620
                                                                  ---------------

TEXTILES (0.4%)
Ashworth, Inc.+..................................       109,800           977,906
Fruit of the Loom, Inc. - Class A+...............        84,100         2,932,987
Worldtex, Inc.+..................................        61,100           435,337
                                                                  ---------------
                                                                        4,346,230
                                                                  ---------------
  TOTAL CONSUMER GOODS & SERVICES................                     171,105,400
                                                                  ---------------

ENERGY (6.1%)
GAS EXPLORATION (1.4%)
Barrett Resources Corp.+.........................       156,700         5,249,450
Devon Energy Corp................................        53,000         1,974,250
El Paso Natural Gas Co...........................        46,000         2,725,500
K N Energy, Inc..................................        58,600         2,468,525
Newfield Exploration Co.+........................       129,600         2,786,400
                                                                  ---------------
                                                                       15,204,125
                                                                  ---------------

OIL-PRODUCTION (2.8%)
Anadarko Petroleum Corp..........................       113,700         7,163,100
Flores & Rucks, Inc.+............................        38,600         1,891,400
MAPCO, Inc.......................................        80,500         2,555,875
Monterey Resources, Inc..........................       104,900         1,652,175
Patterson Energy, Inc.+..........................        34,500         1,237,687
Plains Resources, Inc.+..........................       121,800         1,735,650
Snyder Oil Corp..................................       100,400         1,832,300
Tosco Corp.......................................        89,100         2,906,887
Valero Energy Corp...............................       253,500         9,062,625
                                                                  ---------------
                                                                       30,037,699
                                                                  ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
OIL-SERVICES (1.9%)
Dreco Energy Services Ltd. - Class A*+...........        56,700   $     2,792,475
Input/Output, Inc.+..............................       583,700        10,360,675
Seacor Smit, Inc.+...............................        55,000         2,846,250
Transocean Offshore Inc..........................        70,000         4,830,000
                                                                  ---------------
                                                                       20,829,400
                                                                  ---------------
  TOTAL ENERGY...................................                      66,071,224
                                                                  ---------------

FINANCE (20.4%)
BANKING (8.1%)
Bank United Corp. - Class A......................       154,300         5,410,144
Banknorth Group, Inc.............................       106,500         4,672,687
CCB Financial Corp...............................        10,700           751,675
Charter One Financial, Inc.......................        91,200         4,269,300
Colonial BancGroup, Inc..........................       172,700         4,166,387
Commercial Federal Corporation...................        48,700         1,698,412
Community First Bankshares, Inc..................        66,400         2,294,950
Crestar Financial Corp...........................        97,200         3,693,600
Dime Bancorp, Inc................................       294,600         5,008,200
Eagle Bancshares, Inc............................        23,900           385,387
First Alliance Corp.+............................        33,600           827,400
First Hawaiian, Inc..............................        64,800         2,296,350
First Republic Bancorp, Inc.+....................        78,500         1,570,000
FirstFed Financial Corp.+........................       100,700         2,744,075
Flagstar Bancorp, Inc.+..........................        39,900           598,500
GBC Bancorp......................................       120,800         4,303,500
Hamilton Bancorp, Inc.+..........................        21,900           454,425
HUBCO, Inc.......................................       193,388         5,040,175
InterWest Bancorp, Inc...........................        28,600           986,700
Irwin Financial Corp.............................        41,300         1,094,450
National Commerce Bancorporation.................       170,100         3,986,719
North Fork Bancorporation, Inc...................       321,900         6,759,900
Pacific Century
  Financial Corp.................................        98,000         4,508,000
Pinnacle Financial Services, Inc.................        96,100         2,558,662
Security First Network Bank+.....................        54,200           372,625
Signet Banking Corp..............................       219,100         7,202,912
Trustco Bank Corp................................       120,000         2,490,000
Trustmark Corp...................................        18,700           506,069
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------

BANKING (CONTINUED)

Valley National Bancorp..........................       152,575   $     4,119,525
Westamerica Bancorporation.......................        31,500         2,161,687
                                                                  ---------------
                                                                       86,932,416
                                                                  ---------------

FINANCIAL SERVICES (2.2%)
Amresco, Inc.....................................       116,200         2,033,500
Beneficial Corp..................................        68,400         4,394,700
Capital One Financial Corp.......................        94,100         3,022,962
Contifinancial Corp.+............................        42,700         1,409,100
Hambrecht & Quist Group, Inc.+...................        93,900         2,136,225
Litchfield Financial Corp........................       103,040         1,642,200
Ocwen Financial Corp.+...........................        37,900         1,118,050
Southwest Securities Group, Inc..................       119,600         1,928,550
United Asset
  Managment Corp.................................       111,800         3,116,425
WFS Financial, Inc.+.............................       101,200         1,277,650
Willis Lease Finance Corp.+......................        90,900         1,022,625
                                                                  ---------------
                                                                       23,101,987
                                                                  ---------------

INSURANCE (5.1%)
Capital Re Corp..................................       400,750        17,582,906
Chartwell Re Corp................................        86,700         2,330,062
Financial Security Assurance Holdings Ltd........       281,200        10,158,350
Hartford Life, Inc. - Class A+...................        18,900           633,150
Mid Ocean Ltd.*..................................        41,900         1,901,212
MMI Companies, Inc...............................        70,100         1,664,875
PartnerRe Ltd.*..................................       140,800         4,417,600
RenaissanceRe Holdings,
  Ltd.*..........................................       149,700         5,557,612
W. R. Berkley Corp...............................       190,600         9,851,637
                                                                  ---------------
                                                                       54,097,404
                                                                  ---------------

REAL ESTATE INVESTMENT TRUSTS (5.0%)
American General Hospitality Corporation.........        89,300         2,310,638
Arden Realty Group, Inc..........................        65,000         1,681,875
Brandywine Realty Trust..........................        55,300         1,119,825
Burnham Pacific Properties, Inc..................       100,700         1,334,275
Cali Realty Corporation..........................        28,400           841,350
Capstone Capital Trust, Inc......................        23,600           536,900

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Chelsea GCA Realty, Inc..........................        40,200   $     1,462,275
Colonial Properties Trust........................        73,100         2,138,175
Columbus Realty Trust............................       154,300         3,394,600
Developers Diversified Realty Corp...............       147,400         5,490,650
Evans Withycombe Residential, Inc................        47,000           963,500
Excel Realty Trust, Inc..........................        62,000         1,604,250
Gables Residential Trust.........................       155,400         3,885,000
Healthcare Realty Trust, Inc.....................        83,300         2,165,800
Highwoods Properties, Inc........................       121,700         3,681,425
Liberty Property Trust...........................       130,500         3,132,000
Oasis Residential, Inc...........................       171,700         3,949,100
Post Properties, Inc.............................        74,100         2,945,475
Price REIT, Inc..................................        79,800         3,042,375
Public Storage, Inc..............................        89,600         2,385,600
Starwood Lodging Trust...........................        80,200         2,987,450
TriNet Corporate Realty Trust, Inc...............        53,000         1,735,750
Westfield America, Inc.+.........................        49,700           757,925
                                                                  ---------------
                                                                       53,546,213
                                                                  ---------------
  TOTAL FINANCE..................................                     217,678,020
                                                                  ---------------

HEALTH CARE (7.7%)
BIOTECHNOLOGY (1.5%)
ArQule, Inc.+....................................        42,300           782,550
Human Genome Sciences, Inc.+.....................       115,000         4,441,875
IDEC Pharmaceuticals Corp.+......................        22,200           498,113
Incyte Pharmaceuticals, Inc.+....................        49,300         3,216,825
Mycogen Corp.+...................................        30,200           705,925
ONYX Pharmaceuticals, Inc.+......................        12,100           127,806
SangStat Medical Corp.+..........................        85,300         2,116,506
Sequana Therapeutics, Inc.+......................       125,900         1,510,800
Transkaryotic Therapies, Inc.+...................        22,400           490,000
Vertex Pharmaceuticals, Inc.+....................        18,600           748,650
Vical, Inc.+.....................................        77,500           973,594
                                                                  ---------------
                                                                       15,612,644
                                                                  ---------------
HEALTH SERVICES (3.5%)
Apple Orthodontix, Inc. - Class A+...............        61,900           506,806
Applied Analytical Industries, Inc.+.............        91,900         1,654,200
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------

HEALTH SERVICES (CONTINUED)

Apria Healthcare Group, Inc.+....................       210,500   $     3,789,000
Arbor Health Care Co.+...........................        24,900           700,313
Diagnostic Health Services, Inc.+................        18,900           147,656
Foundation Health Systems, Inc. - Class A+.......       212,820         6,357,998
Health Care & Retirement Corp.+..................        68,700         2,335,800
Kapson Senior Quarters Corp.+....................       112,300         1,221,263
Lifeline Systems, Inc.+..........................        51,100           913,413
Mariner Health Group, Inc.+......................       438,400         5,233,400
OccuSystems, Inc.+...............................        70,500         1,833,000
Paracelsus Healthcare Corp.+.....................       102,900           424,463
Sierra Health Services, Inc.+....................       164,600         5,123,175
Sterling House Corp.+............................        89,200         1,371,450
Summit Care Corp.+...............................       183,600         2,226,150
Ventana Medical Systems, Inc.+...................       243,300         3,178,106
Youth Services, Inc.+............................        58,800           812,175
                                                                  ---------------
                                                                       37,828,368
                                                                  ---------------

MEDICAL SUPPLIES (1.7%)
CellPro, Inc.+...................................       157,500         1,004,063
Closure Medical Corp.+...........................        44,000           907,500
CONMED Corp.+....................................        64,600         1,223,363
Eclipse Surgical Technologies+...................        70,700           521,413
Heartstream, Inc.+...............................       115,200           921,600
IDEXX Laboratories, Inc.+........................       443,300         6,289,319
Kensey Nash Corp.+...............................       216,700         2,437,875
KeraVision, Inc.+................................       250,700         2,444,325
Medi-Ject Corp.+.................................       179,700           572,794
Physio-Control International Corp.+..............        53,700           688,031
Sola International, Inc.+........................        35,700         1,021,913
                                                                  ---------------
                                                                       18,032,196
                                                                  ---------------

PHARMACEUTICALS (1.0%)
Alza Corp.+......................................       293,000         8,643,500
Kos Pharmaceuticals, Inc.........................        16,500           489,844
Mylan Labs, Inc..................................       136,200         2,060,025
                                                                  ---------------
                                                                       11,193,369
                                                                  ---------------
  TOTAL HEALTH CARE..............................                      82,666,577
                                                                  ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
INDUSTRIAL PRODUCTS & SERVICES (12.2%)
BUSINESS & PUBLIC SERVICES (0.6%)
American Management Systems, Inc.+...............       128,800   $     3,332,700
American Residential Services, Inc.+.............       103,400         2,145,550
Service Experts, Inc.+...........................        42,500         1,205,938
                                                                  ---------------
                                                                        6,684,188
                                                                  ---------------

CAPITAL GOODS (4.5%)
ABC Rail Products Corp.+.........................        49,500           804,375
Applied Power, Inc. - Class A....................       101,600         4,470,400
Cincinnati Milacron, Inc.........................       200,800         4,643,500
Collins & Aikman Corp.+..........................       232,500         2,702,813
Greenfield Industries, Inc.......................       104,300         2,698,763
IDEX Corp........................................       133,500         3,788,063
MagneTek, Inc.+..................................       323,200         5,656,000
Modine Manufacturing Co..........................       300,100         8,702,900
Perceptron, Inc.+................................        57,300         1,607,981
Shaw Group, Inc.+................................        68,400         1,188,450
Strategic Distribution, Inc.+....................       121,900           479,981
Wabash National Corp.............................       366,200         8,102,175
York International Corp..........................        78,700         3,816,950
                                                                  ---------------
                                                                       48,662,351
                                                                  ---------------

COMMERCIAL SERVICES (2.5%)
DeVry, Inc.+.....................................       201,200         5,558,150
Equity Corp. International+......................        44,200         1,052,513
First USA Paymentech, Inc.+......................       191,900         6,068,838
Pinkertons, Inc.+................................        65,000         1,909,375
Pittston Brink's Group...........................       259,300         8,103,125
Robert Half International, Inc.+.................        91,100         3,905,913
                                                                  ---------------
                                                                       26,597,914
                                                                  ---------------
DIVERSIFIED MANUFACTURING (1.7%)
Brady (W.H.) Co. - Class A.......................        86,000         2,429,500
Hexcel Corp......................................        60,900         1,096,200
Intermet Corp....................................       585,600         8,052,000
Mueller Industries, Inc.+........................        91,700         3,656,538
Nordson Corp.....................................        55,700         2,986,913
                                                                  ---------------
                                                                       18,221,151
                                                                  ---------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------

ELECTRICAL EQUIPMENT (1.2%)
Anixter International, Inc.+.....................       225,300   $     3,830,100
Bolder Technologies Corp.+.......................        66,500           827,094
Encore Wire Corp.+...............................       128,200         3,221,025
Grainger (W.W.), Inc.............................        57,900         4,646,475
                                                                  ---------------
                                                                       12,524,694
                                                                  ---------------

POLLUTION CONTROL (1.7%)
American Disposal Services, Inc.+................       146,900         2,882,913
Dames & Moore, Inc...............................       210,700         2,475,725
Sevenson Environmental Services, Inc.............        79,500         1,450,875
Tetra Technologies, Inc.+........................       100,300         2,438,544
USA Waste Services, Inc.+........................        80,600         2,921,750
Wheelabrator Technologies, Inc...................       484,600         6,239,225
                                                                  ---------------
                                                                       18,409,032
                                                                  ---------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                     131,099,330
                                                                  ---------------

TECHNOLOGY (16.1%)
AEROSPACE (2.4%)
Coltec Industries, Inc.+.........................       357,200         7,010,050
DeCrane Aircraft Holdings, Inc.+.................        50,600           635,663
Orbital Sciences Corp.+..........................       279,200         4,624,250
Rohr Industries, Inc.+...........................       651,400        13,760,825
                                                                  ---------------
                                                                       26,030,788
                                                                  ---------------

COMPUTER PERIPHERALS (0.5%)
In Focus Systems, Inc.+..........................        76,000         1,971,250
Pinnacle Systems, Inc.+..........................       118,300         2,151,581
Raster Graphics, Inc.+...........................        94,800           728,775
                                                                  ---------------
                                                                        4,851,606
                                                                  ---------------

COMPUTER SOFTWARE (2.6%)
Aspen Technology, Inc.+..........................        90,300         3,431,400
Autodesk, Inc....................................        80,200         3,122,788
Avid Technology, Inc.+...........................       110,800         2,603,800
Edify Corp.+.....................................       136,300         1,720,788
MathSoft, Inc.+..................................       163,900           450,725
Metromail Corp.+.................................        69,200         1,522,400
Network General Corp.+...........................       376,300         6,961,550

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
COMPUTER SOFTWARE (CONTINUED)
Red Brick Systems, Inc.+.........................        32,900   $       291,473
Transaction Systems Architects, Inc. - Class
  A+.............................................       112,300         4,681,506
Tripos, Inc.+....................................       104,600         1,647,450
Visigenic Software, Inc.+........................       154,500         1,545,000
                                                                  ---------------
                                                                       27,978,880
                                                                  ---------------
COMPUTER SYSTEMS (1.7%)
BBN Corp.........................................       128,400         3,707,550
EMC Corp.+.......................................       152,600         6,084,925
International Network Services+..................       119,900         3,087,425
Medic Computer Systems, Inc.+....................        13,700           237,181
Quickturn Design System, Inc.+...................       102,300         1,048,575
Sapient Corp.+...................................        32,900         1,459,938
Silicon Graphics, Inc.+..........................       154,900         2,923,738
                                                                  ---------------
                                                                       18,549,332
                                                                  ---------------
ELECTRONICS (2.6%)
Adept Technology, Inc.+..........................       163,900         1,290,713
Flextronics International, Ltd.+.................        53,800         1,260,938
Integrated Device Technology, Inc.+..............       199,700         2,808,281
Itron, Inc.+.....................................       103,100         2,738,594
Nimbus CD International, Inc.+...................       118,900         1,322,763
Perkin-Elmer Corp................................        99,400         7,554,400
Rambus, Inc.+....................................         4,800           150,600
Symbol Technologies, Inc.........................       123,500         3,874,813
Thomas & Betts Corp..............................        97,600         4,965,400
Ultratech Stepper, Inc.+.........................         7,800           158,438
Uniphase Corp.+..................................        31,400         1,640,650
                                                                  ---------------
                                                                       27,765,590
                                                                  ---------------

INFORMATION PROCESSING (0.2%)
Checkfree Corp.+.................................       112,400         1,959,975
                                                                  ---------------

SEMICONDUCTORS (2.9%)
Actel Corp.+.....................................       170,000         3,559,375
Adaptec, Inc.+...................................        70,500         2,595,281
Advanced Technology Materials, Inc.+.............       221,900         5,311,731
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------

SEMICONDUCTORS (CONTINUED)

Credence Systems Corp.+..........................        58,100   $     1,721,213
LSI Logic Corp.+.................................       163,200         6,813,600
Micrel, Inc.+....................................        43,900         2,304,750
Oak Technology, Inc.+............................       181,300         1,711,019
SDL, Inc.+.......................................       238,400         4,797,800
Silicon Valley Group, Inc.+......................        35,800           854,725
Vitesse Semiconductor Corp.+.....................        31,900         1,146,406
                                                                  ---------------
                                                                       30,815,900
                                                                  ---------------

TELECOMMUNICATION SERVICES (0.5%)
ICG Communications, Inc.+........................        89,700         1,429,594
McLeodUSA, Inc. - Class A+.......................       159,800         3,755,300
                                                                  ---------------
                                                                        5,184,894
                                                                  ---------------

TELECOMMUNICATIONS (1.0%)
Omnipoint Corp.+.................................       138,300         1,892,981
Paging Network, Inc.+............................       180,000         1,361,250
Premiere Technologies, Inc.+.....................       149,900         4,000,456
QUALCOMM, Inc.+..................................        61,600         2,968,350
                                                                  ---------------
                                                                       10,223,037
                                                                  ---------------

TELECOMMUNICATIONS-EQUIPMENT (1.7%)
Aspect Telecommunications Corp.+.................        58,400         1,314,000
Digital Microwave Corp.+.........................        68,900         2,127,288
Glenayre Technologies, Inc.+.....................        87,300         1,282,219
Natural Microsystems Corp.+......................        63,900         1,569,544
P-COM, Inc.+.....................................        85,000         2,730,625
Proxim, Inc.+....................................        75,400         1,917,988
Scientific-Atlanta, Inc..........................       388,100         7,034,313
                                                                  ---------------
                                                                       17,975,977
                                                                  ---------------
  TOTAL TECHNOLOGY...............................                     171,335,979
                                                                  ---------------

TRANSPORTATION (2.0%)
AIRLINES (0.2%)
ASA Holdings, Inc................................        69,800         1,814,800
                                                                  ---------------

RAILROADS (0.3%)
Genesee & Wyoming Inc. - Class A+................       103,400         2,791,800
                                                                  ---------------

TRANSPORTATION (0.2%)
GATX Corp........................................        45,300         2,570,775
                                                                  ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------
TRUCK & FREIGHT CARRIERS (1.3%)
Allied Holdings, Inc.+...........................        43,300   $       427,588
American Freightways Corp.+......................       102,100         1,391,113
Roadway Express, Inc.............................       305,700         5,750,981
Rollins Truck Leasing Corp.......................       236,200         3,247,750
Werner Enterprises, Inc..........................       152,600         2,985,238
                                                                  ---------------
                                                                       13,802,670
                                                                  ---------------
  TOTAL TRANSPORTATION...........................                      20,980,045
                                                                  ---------------
UTILITIES (5.5%)
ELECTRIC (4.1%)
Calpine Corp.+...................................        82,100         1,683,050
Central Hudson Gas & Electric Corp...............       179,700         5,795,325
Central Louisiana Electric Co....................       187,100         4,724,275
Hawaiian Electric Industries, Inc................       178,800         6,190,950
Idaho Power Co...................................        43,300         1,299,000
Illinova Corp....................................       141,600         3,097,500
Ku Energy Corp...................................        88,700         3,060,150
Minnesota Power & Light Co.......................       110,400         3,201,600
New England Electric System......................       222,200         7,693,675
Otter Tail Power Company.........................        32,900         1,003,450
Pinnacle West Capital Corp.......................       117,300         3,445,688
St. Joseph Light & Power Co......................        63,200         1,011,200
Washington Water Power Co........................       117,200         2,109,600
                                                                  ---------------
                                                                       44,315,463
                                                                  ---------------
NATURAL GAS (0.7%)
AGL Resources, Inc...............................       148,800         2,845,800
Energen Corporation..............................        19,500           643,500
United Cities Gas Co.............................        68,500         1,549,813
Wicor, Inc.......................................        78,500         2,884,875
                                                                  ---------------
                                                                        7,923,988
                                                                  ---------------

TELEPHONE (0.1%)
Frontier Corp....................................        67,500         1,240,313
                                                                  ---------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  ------------   ---------------

WATER (0.6%)
E'Town Corp......................................       103,700   $     3,435,063
SJW Corp.........................................        22,600         1,214,750
Southern California Water Co.....................        95,400         2,218,050
                                                                  ---------------
                                                                        6,867,863
                                                                  ---------------
  TOTAL UTILITIES................................                      60,347,627
                                                                  ---------------
  TOTAL COMMON STOCKS (COST $888,056,213)........                   1,023,233,658
                                                                  ---------------
                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
SHORT-TERM INVESTMENTS (4.9%)
REPURCHASE AGREEMENT (4.9%)
State Street Bank and Trust Company, Repurchase
  Agreement 5.00% dated 5/30/97 due 6/02/97,
  proceeds $52,926,043 (collateralized by
  $52,555,000 U.S. Treasury Notes, 6.25% due
  5/31/00, valued at $53,965,441)................  $ 52,904,000        52,904,000
                                                                  ---------------
TOTAL INVESTMENTS (COST $940,960,213) (100.5%).................
                                                                    1,076,137,658
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)..................
                                                                       (5,855,047)
                                                                  ---------------
NET ASSETS (100.0%)............................................   $ 1,070,282,611
                                                                  ---------------
                                                                  ---------------

------------------------------
Note: The cost of securities for Federal Income Tax purposes at May 31, 1997, was $945,566,880, the aggregate gross unrealized appreciation and depreciation was $173,467,209 and $42,896,431, respectively, resulting in net unrealized appreciation of $130,570,778.

+ Non-income producing security.

* Foreign security.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $940,960,213 )          $1,076,137,658
Cash                                                       91,616
Receivable for Investments Sold                         9,841,705
Dividends Receivable                                      966,515
Interest Receivable                                        16,077
Prepaid Trustees' Fees                                      3,111
Prepaid Expenses and Other Assets                           1,180
                                                   --------------
    Total Assets                                    1,087,057,862
                                                   --------------

LIABILITIES
Payable for Investments Purchased                      16,152,753
Advisory Fee Payable                                      521,444
Custody Fee Payable                                        48,930
Administrative Services Fee Payable                        27,162
Administration Fee Payable                                  2,848
Fund Services Fee Payable                                     672
Accrued Expenses                                           21,442
                                                   --------------
    Total Liabilities                                  16,775,251
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $1,070,282,611
                                                   --------------
                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $63,872 )                                                  $12,101,440
Interest Income                                                   2,410,312
                                                                -----------
    Investment Income                                            14,511,752

EXPENSES
Advisory Fee                                       $5,424,514
Custodian Fees and Expenses                           325,378
Administrative Services Fee                           275,962
Professional Fees and Expenses                         44,296
Administration Fee                                     36,814
Fund Services Fee                                      31,320
Trustees' Fees and Expenses                            14,797
Insurance Expense                                       4,950
Printing Expenses                                       3,207
Registration Fees                                         610
Miscellaneous                                             999
                                                   ----------
    Total Expenses                                                6,162,847
                                                                -----------
NET INVESTMENT INCOME                                             8,348,905

NET REALIZED GAIN ON INVESTMENTS                                 87,877,628

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                    (2,676,687)
                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $93,549,846
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1997     MAY 31, 1996
                                                   --------------   --------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $    8,348,905   $    9,471,545
Net Realized Gain on Investments                       87,877,628       79,496,646
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                        (2,676,687)     132,103,605
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                       93,549,846      221,071,796
                                                   --------------   --------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         386,255,018      222,451,859
Withdrawals                                          (269,567,535)    (204,531,582)
                                                   --------------   --------------
    Net Increase from Investors' Transactions         116,687,483       17,920,277
                                                   --------------   --------------
    Total Increase in Net Assets                      210,237,329      238,992,073

NET ASSETS
Beginning of Fiscal Year                              860,045,282      621,053,209
                                                   --------------   --------------
End of Fiscal Year                                 $1,070,282,611   $  860,045,282
                                                   --------------   --------------
                                                   --------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD
                                                   FOR THE FISCAL YEAR ENDED    JULY 19, 1993
                                                            MAY 31,            (COMMENCEMENT OF
                                                   -------------------------    OPERATIONS) TO
                                                    1997      1996     1995      MAY 31, 1994
                                                   -------   ------   ------   ----------------

RATIOS TO AVERAGE NET ASSETS
  Expenses                                            0.68%    0.67%    0.71%             0.72%(a)
  Net Investment Income                               0.92%    1.33%    1.21%             0.99%(a)
Portfolio Turnover                                   98.24%   92.58%   75.00%            97.00%+
Average Broker Commissions                          0.0467       --       --                --

------------------------
(a) Annualized.

+ Portfolio turnover is for the twelve month period ended May 31, 1994, and includes the portfolio activity of the Portfolio's predecessor entity, The Pierpont Capital Appreciation Fund, for the period June 1, 1993 to July 18, 1993.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Small Company Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio commenced operations on July 19, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $200,358,103 on that date from The Pierpont Capital Appreciation Fund in exchange for a beneficial interest in the Portfolio. At that date, net unrealized appreciation of $29,458,073 was included in the contributed securities. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of small companies. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

The preparation of financial statements prepared in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

    b)Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or at the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    c)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

    d)The Portfolio's custodian takes possession of the collateral pledged for investment in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------
      Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the Portfolio pays Morgan a fee at an annual rate of 0.60% of the Portfolio's average daily net assets. For the fiscal year ended May 31, 1997, this fee amounted to $5,424,514.

    b)The Portfolio had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as administrator and exclusive placement agent. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Portfolio, furnished office space and facilities required for conducting the business of the Portfolio and paid the compensation of the Portfolio's officers affiliated with Signature. The agreement provided for a fee to be paid to Signature equal to the Portfolio's proportionate share of a complex-wide charge based on the following annual schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which The JPM Pierpont Funds, The JPM Institutional Funds or The JPM Advisor Funds invest and 0.01% on the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share its net assets bore to the total net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period from June 1, 1996 to July 31, 1996, Signature's fees for these services amounted to $17,162. The Administration Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996, certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker-dealer, and by Morgan. FDI also serves as the Portfolio's exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds, the Master Portfolios, JPM Series Trust and JPM Series Trust II. For the period from August 1, 1996 to May 31, 1997, the fee for these services amounted to $19,652.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were being liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds were no longer included in the calculation of the allocation of FDI's fees.

    c)The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996, this charge was calculated

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------
      daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share its net assets bore to the net assets of the Master Portfolios and investors in the Master Portfolios for which Morgan provided similar services. For the period from June 1, 1996 to July 31, 1996, the fee for these services amounted to $33,079.

      Effective August 1, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge paid by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, The JPM Pierpont Funds, The JPM Institutional Funds, other investors in the Master Portfolios for which Morgan porvides similar services, and JPM Series Trust. For the period from August 1, 1996 to May 31, 1997, the fee for these services amounted to $242,883.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $31,320 for the fiscal year ended May 31, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $6,300.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 1997 were as follows:

COST OF                    PROCEEDS
   PURCHASES              FROM SALES
----------------------   ------------
$970,913,085...........  $854,268,154

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operation and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Small Company Portfolio (the "Portfolio") at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period July 19, 1993 (commencement of operations) to May 31, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
July 21, 1997

JPM PIERPONT PRIME MONEY MARKET FUND

JPM PIERPONT TAX EXEMPT MONEY MARKET FUND

JPM PIERPONT FEDERAL MONEY MARKET FUND

JPM PIERPONT SHORT TERM BOND FUND

JPM PIERPONT BOND FUND

JPM PIERPONT TAX EXEMPT BOND FUND

JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND

JPM PIERPONT SHARES: CALIFORNIA BOND FUND

JPM PIERPONT EMERGING MARKETS DEBT FUND

JPM PIERPONT DIVERSIFIED FUND

JPM PIERPONT U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

JPM PIERPONT U.S. SMALL COMPANY FUND

JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND

JPM PIERPONT INTERNATIONAL EQUITY FUND

JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND

JPM PIERPONT EMERGING MARKETS EQUITY FUND

JPM PIERPONT EUROPEAN EQUITY FUND

JPM PIERPONT JAPAN EQUITY FUND

JPM PIERPONT ASIA GROWTH FUND


FOR MORE INFORMATION ON HOW THE JPM PIERPONT
FAMILY OF FUNDS CAN HELP YOU PLAN FOR YOUR
FUTURE, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.


THE
JPM PIERPONT
U.S. SMALL COMPANY
FUND


ANNUAL REPORT
MAY 31, 1997